UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 15, 2011
IOWA RENEWABLE ENERGY, LLC
(Exact name of registrant as specified in its charter)

Iowa	000-52428	20-3386000

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1701 East 7th Street, P.O. Box 2, Washington, IA	52353

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (319) 653-2890
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Amendment of Material Agreement.
Iowa Renewable Energy, LLC (the “Company”) previously entered into a Financial Assistance Contract with the Iowa Department of Economic Development (IDED) under which IDED agreed to loan the Company $400,000 (the “Master Agreement”). This loan was part of IDED’s Value-Added Agricultural Products and Processes Program. One Hundred Thousand Dollars ($100,000) of the loan is forgivable and the remaining $300,000 does not bear interest. Borrowings under this Master Agreement were and continue to be collateralized by substantially all of the Company’s assets, however, are subordinate to the debt financing agreement we have with MLIC Assets Holdings, LLC (MLIC). The $100,000 was forgiven in October 2009 due to the Company’s compliance with certain employment and production criteria. As reported in our last annual report on Form 10-K, the balance at September 30, 2010 was $65,000 on the loan.
On April 5, 2011, the Company and IDED executed an amendment to the Master Agreement. Pursuant to this amendment, IDED has extended the Project Completion Date, the date by which the Company must create not less than twenty-eight (28) job positions, by twelve (12) months, to March 31, 2012. Because the Job Maintenance Period is defined by reference to the Project Completion Date, the Company must maintain the twenty-eight (28) job positions through March 31, 2014. The Company’s failure to comply with this requirement would constitute a default under the Master Agreement. In the event of noncompliance or default, IDED may terminate the Agreement and declare the principal and any accrued interest, if any, on the promissory notes evidencing the loan immediately due and payable.
Except for the above-referenced extensions, the terms, provisions and conditions of the Master Agreement remain unchanged.

Item 7.01	Regulation FD Disclosure and Item 8.01 Other Information
On April 15, 2011, the Company posted a newsletter on its website and sent the newsletter to its unit holders. The newsletter is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
This Report on Form 8-K is being furnished pursuant to Item 1.01 Amendment of Material Agreement, Item 7.01 Regulation FD Disclosure and Item 8.01 Other Information. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits
(a)	None.
(b)	None.
(c)	None.
(d)	Exhibits

Exhibit No.	Description

99.1	Newsletter for Iowa Renewable Energy, LLC sent to unit holders April 15, 2011.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOWA RENEWABLE ENERGY, LLC
April 15, 2010	/s/ Michael Bohannan
Date	Michael Bohannan, Chairman